Boston Common Funds
Boston Common ESG Impact U.S. Equity Fund
TICKER: BCAMX

Supplement dated July 22, 2025 to
the Summary Prospectus dated January 31, 2025

Effective July 1, 2025 (the “Effective Date”), Matt Meade serves as portfolio manager of the Boston Common ESG Impact U.S. Equity Fund (the “Fund”). Additionally, as of the Effective Date, Margien Tolson, who has retired, will no longer serve as portfolio manager of the Fund. Accordingly, as of the Effective Date, all references to Margien Tolson as a Portfolio Manager in the Fund’s Summary prospectus are deleted in their entirety.

The section titled “Portfolio Managers” on page 7 of the Fund’s Summary Prospectus is deleted and replaced with the following:

Name	Title	Managed the Fund Since
Geeta B. Aiyer, CFA	Chief ESG Strategist	April 2012
Praveen Abichandani, CFA	Portfolio Manager	April 2012
Steven Heim	Director, ESG Research	April 2012
Kim Ryan	Portfolio Manager	August 2024
Matt Meade	Portfolio Manager	July 2025

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Please retain this supplement with your Summary Prospectus.